UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2014

NorthStar Real Estate Income II, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55189 (Commission File Number)	90-0916682 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On July 2, 2014, DB Loan NT-II, LLC (“DB Loan II”), an indirect wholly-owned subsidiary of NorthStar Real Estate Income II, Inc. (“NorthStar Income II”), entered into a master repurchase agreement (the “DB Credit Facility”) with Deutsche Bank, AG (“Deutsche Bank”). The DB Credit Facility provides up to $100.0 million to finance first mortgage loans and senior loan participations secured by commercial real estate, as described in more detail in the DB Credit Facility documentation.

Advances under the DB Credit Facility accrue interest at per annum rates ranging from the one-month London Interbank Offered Rate, plus a spread of 2.50% to 3.00%. The DB Credit Facility provides for advance rates of up to 75% of the value of the pledged collateral, depending on asset type and subject to adjustment. The initial maturity date of the DB Credit Facility is July 2, 2015, with four one-year extensions at NorthStar Income II’s option, which may be exercised upon the satisfaction of certain conditions set forth in the DB Credit Facility documentation. The DB Credit Facility will act as a revolving credit facility that can be paid down and subsequently re-drawn.

In connection with the DB Credit Facility, NorthStar Income II and NorthStar Real Estate Income Operating Partnership II, LP, (together, the "Guarantors") entered into a limited guaranty (the “Guaranty”), under which the Guarantors agreed to guaranty DB Loan II's payment and performance obligations under the DB Credit Facility. Subject to certain exceptions, the maximum liability under the Guaranty will not exceed the greater of (A) (i) 25% of the financed amount secured by stabilized loans plus (ii) 100% of the financed amount secured by transitional loans and (B) the lesser of (i) $12.5 million and (ii) the aggregate financed amount secured by all loans financed under the DB Credit Facility.

The DB Credit Facility and Guaranty contain representations, warranties, covenants, conditions precedent to funding, events of default and indemnities that are customary for agreements of these types. In addition, the Guaranty contains financial covenants that require NorthStar Income II to maintain: (i) minimum total equity, as defined in the Guaranty, of $100.0 million; (ii) minimum liquidity, as defined in the Guaranty, of $10.0 million; and (iii) a ratio of total borrowings to total equity of not greater than 250%. In addition, Deutsche Bank may stop making advances under the DB Credit Facility if any conditions precedent to funding are not satisfied.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the DB Credit Facility and the Guaranty, which are filed as exhibits to this current report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Safe-Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “may,” “plans” or other similar words or expressions. These statements are based on NorthStar Income II’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; NorthStar Income II can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Income II’s expectations include, but are not limited to, the ability to comply with the representations, warranties, covenants and conditions precedent to funding contained in the DB Credit Facility and Guaranty, the ability to maintain the total equity, minimum liquidity and the ratio of total borrowings to total equity required under the DB Credit Facility, the availability of investment opportunities, the ability to use the DB Credit Facility to finance first mortgage loans and senior participations, the impact of any losses from NorthStar Income II's investments on cash flows and returns, property level cash flows, changes in economic conditions generally and the real estate and debt markets specifically, the availability of capital, the ability to achieve targeted returns, changes in generally accepted accounting principles, policies and rules applicable to REITs and the factors specified in in Part I, Item 1A of NorthStar Income II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in NorthStar Income II’s other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Income II on the date of this report and NorthStar Income II is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Master Repurchase Agreement, dated July 2, 2014, by and between DB Loan NT-II, LLC and Deutsche Bank AG, Cayman Islands Branch
10.2
Limited Guaranty, made as of July 2, 2014, by NorthStar Real Estate Income II, Inc. and NorthStar Real Estate Income Operating Partnership II, LP, for the benefit of Deutsche Bank AG, Cayman Islands Branch

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Real Estate Income II, Inc.

Date: July 9, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Master Repurchase Agreement, dated July 2, 2014, by and between DB Loan NT-II, LLC and Deutsche Bank AG, Cayman Islands Branch
10.2
Limited Guaranty, made as of July 2, 2014, by NorthStar Real Estate Income II, Inc. and NorthStar Real Estate Income Operating Partnership II, LP, for the benefit of Deutsche Bank AG, Cayman Islands Branch

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